UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 26, 2011

Banner Corporation
(Exact name of registrant as specified in its charter)

Washington	0-26584	91-1691604
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

10 S. First Avenue
Walla Walla, Washington  99362
(Address of principal executive offices and zip code)

(509) 527-3636
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of Banner Corporation (“Company”) was held on April 26, 2011.

(b)
There were a total of 114,424,156 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 106,591,645 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of shareholders:

Proposal 1.  Election of Directors.  The following individuals were elected as directors for three year terms:

	FOR		WITHHELD
	# of votes	Percentage of shares present	# of votes	Percentage of shares present
Jesse G. Foster	71,094,492	66.7	3,851,987	3.6
Mark J. Grescovich	73,240,327	68.7	1,706,152	1.6
D. Michael Jones	73,209,256	68.7	1,737,223	1.6
David A. Klaue	73,361,290	68.9	1,585,189	1.5
Brent A. Orrico	71,319,698	66.9	3,626,781	3.4

Based on the votes set forth above, Messrs. Foster, Gresocvich, Jones, Klaue and Orrico were duly elected to serve as directors of the Company for a three year term expiring at the annual meeting of shareholders in 2014 and until their respective successors have been duly elected and qualified.

The terms of Directors Robert D. Adams, Gordon E. Budke, David B. Casper, Edward L. Epstein, Constance H. Kravas, Robert J. Lane, John R. Layman, Gary Sirmon and Michael M. Smith continued.

Proposal 2.  Advisory approval of the compensation of the Company’s named executive officers. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
72,775,305	1,736,514	434,660	31,645,166

Based on the votes set forth above, the compensation of the Company’s named executive officers was approved by shareholders.

Proposal 3.  Ratification of the Audit Committee’s selection of Moss Adams LLP as the Company’s independent auditors for the year ending December 31, 2011.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
105,170,508	1,006,278	414,859	--

Based on the votes set forth above, the appointment of Moss Adams LLP as the Company’s independent auditors to serve for the year ended December 31, 2011 was duly ratified by the shareholders.

Proposal 4.  Amendment of the Articles of Incorporation to effect a 1-for-7 reverse stock split of the Company’s common stock.  This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
89,453,947	16,657,553	480,145	--

Based on the votes set forth above, the amendment of the Company’s Articles of Incorporation was approved by shareholders.

(c)           None.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

                The following exhibits are being filed herewith and this list shall constitute the exhibit index:

       99.1                Press Release of Banner Corporation dated April 26, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

Date: April 28, 2011	By: /s/ Mark J. Grescovich
Mark J. Grescovich
President and Chief Executive Officer